SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                  August 7, 2007
                Date of Report (Date of earliest event reported)


                                SOYO GROUP, INC.
                     ---------------------------------------
             (Exact name of registrant as specified in its charter)


         Nevada                       333-42036                  95-4502724
----------------------------  ----------------------------  --------------------
(State or other jurisdiction  (Commission File Number)          (IRS Employer
of incorporation)                                            Identification No.)


                            1420 South Vintage Avenue
                         Ontario, California 91761-3646
          (Address of principal executive offices, including zip code)


                                 (909) 292-2500
              (Registrant's telephone number, including area code)


                                       N/A
 -------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act

Item 4.02 Non Reliance on Previously Issued Financial Statements or a Related Audit or Completed Interim Review


     On or about May 18, 2007, SOYO Group Inc. (the "Company") determined that certain items on the audited consolidated financial statements of the Company included in the Company's Form 10-K for the year ended December 31, 2006 filed on April 2, 2007 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2007 filed on May 15, 2007 should no longer be relied upon based on reasons as described below.

     Nancy Chu, CFO, communicated to our independent auditors, Vasquez & Company LLP, management and our Audit Committee that the Company inadvertently made an error by treating the advances received from its factor, Accord Financial Services, as being sold without recourse, when in fact, all such advances were sold with recourse. As a result, the Company understated both its trade receivables and payables.

     The Company's CEO agreed to restate the financial statements for these periods and have filed the amended Form 10-K and Form 10-Q on August 6, 2007.

     The error in treatment of advances received from factor indicates the existence of an internal control deficiency that may constitute a material weakness under standards established by the Public Company Accounting Oversight Board. A material weakness is a significant deficiency or combindation of significant deficiencies that results in more than a remote likelihood that a material misstatement of financial statements will not be prevented or detected. Management and Vasquez & Company LLP have discussed the possible material weakness with the Audit Committee. By implementing remedial measures discussed below, management intends to improve its internal control over financial reporting and to avoid future material misstatements of financial statements. The Company has implemented or implementing the following measures:

     On an ongoing basis, the Controller will continue to review in detail significant transactions entered into by the Company, and review SEC accounting rules, including rules changes and interpretations, to determine applicability to the Company. The Company will obtain general educational guidance regarding applicable SEC accounting rules from its independent auditors, Vasquez & Company LLP. After obtaining general educational guidance, the Company may also consult with other auditors for detailed educational guidance and implementation. The Controller will report changes in SEC accounting rules, GAAP and interpretations of SEC accounting rules and GAAP, that may be applicable to the Company with the Chief Executive Officer, the Chief Financial Officer and the Audit Committee.

     The Company has discussed the matters disclosed under Item 4.02 in this current report on Form 8-K with Vasquez & Co., LLP, the Company's independent registered public accounting firm.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                            SOYO GROUP, INC.
                                             (Registrant)




Date:  August 7, 2007                       By: /s/ MING CHOK
     ---------------                           -------------------
                                               Ming Chok, CEO



Date:  August 7, 2007                       By: /s/ NANCY CHU
     ---------------                           -------------------
                                               Nancy Chu, CFO